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List of Omitted Stock Pledge Agreements

1. Stock Pledge Agreement dated November 17, 1997 Due November 16, 2007 made by Richard A. Bayer for the benefit of the Company.

2. Stock Pledge Agreement dated November 17, 1997 Due November 16, 2007 made by David J. Contis for the benefit of the Company.

3. Stock Pledge Agreement dated November 17, 1997 Due November 16, 2007 made by Thomas E. O'Hern for the benefit of the Company.

4. Stock Pledge Agreement dated November 17, 1997 Due November 16, 2007 made by Larry Sidwell for the benefit of the Company.